SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2013

NEPIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54767	46-3259117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9595 Wilshire Blvd., Suite 900 Beverly Hills, California 90212
Address of principal executive offices

Registrant’s telephone number, including area code: (323) 424-3169

Tian Bei W. Rd. Yung Guang Tian Di Ming Xing Ge, Unit 1503, Shenzhen, China (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations, operating costs, our ability to achieve significant revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the “SEC”). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Section 1 – Registration’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below is incorporated by reference herein.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As used in this Current Report the terms “Company”, “our company”, “we”, “us” and “our” refer to Nepia, Inc., a Nevada corporation.

On July 19, 2013, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our prior officer and directors, Li Deng Ke and Xiong Chao Jun. Pursuant to the Agreement, we transferred all assets and business operations associated with our boiler business to Messrs. Ke and Jun. In exchange, Messrs. Ke and Jun agreed to assume and cancel all liabilities relating to our former business, including shareholder and officer loans amounting to $24,318.

As a result of the Agreement, we are no longer pursuing our former business plan. Under the direction of our newly appointed officer and director, as set forth below, we intend to pursue the development of PD-616 (12–O-tetradecanoylphorbol-13-acetate) for the treatment of: Acute Myelogenous Leukemia (AML) and Stroke (for the treatment of loss of function caused by Stroke.).

On July 18, 2013, we entered into a Memorandum of Understanding and Asset Assignment Agreement (the “Assignment Agreement”) with Imagic, LLC dba Rich Pharmaceuticals (“Rich Pharmacueticals”) and Richard L. Chang’s Holdings, LLC to acquire certain assets including United States Patent No. 6,063,814 entitled “Phorbol esters as anti-neoplastic and white blood cell elevating agents” and all related intellectual property associated with the patent. In consideration for the newly acquired assets, we agreed to issue Rich Pharmaceuticals 198,625 shares of our common stock and to issue Ben Chang 6,000,000 of our newly created Series A Preferred Stock with super voting rights. We further agreed to use our best efforts to complete a financing resulting in proceeds of at least US$2,000,000. If we are unable to raise $400,000 according to the terms of the Assignment Agreement, the assets revert back to Rich Pharmaceuticals and Richard L. Chang’s Holdings.

As part of the Assignment Agreement, Rich Pharmaceuticals and Richard L. Chang’s Holdings shall have the option at any time after November 1, 2013 and before November 1, 2014, to assign to us any and all interest these companies have in the indication, patents and intellectual property related to Hodgkin’s Lymphoma in consideration for us issuing to Ben Chang: (i) 476,820 restricted shares of our common stock; and (i) 1.0408 restricted shares of our common stock for each one share of our restricted common stock issued by us prior to the date which we receive notice of intent to exercise the option, adjusted for any stock split we happen to undertake.

In consequence of the Agreement and Assignment Agreement, Sean Webster resigned in his position as an officer and director with our company. In his stead, Ben Chang was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director.

Messrs. Ke and Jun further sold 1,275,000 shares of their common stock in our company to Mr. Chang, and Mr. Chang cancelled 1,200,517 of those shares he received and returned them to our treasury.

As a result of the above transactions, a change of control has occurred.

Copies of the Agreement and Assignment Agreement are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing description of the Agreement and Assignment Agreement is qualified in its entirety by reference to the full text of the Agreement and Assignment Agreement.

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Form 10 Information

Business Overview

The Company is developing PD-616 for the treatment of Acute Myelogenous Leukemia (AML), and to cause elevation of white blood cells (WBC) in patients depleted of these elements due to various conditions.

The Technology

The priority drug development efforts of the Company are focused on the use of PD-616, a naturally occurring compound that has a number of properties that are uniquely suited for the treatment of patients with Acute Myelocytic Leukemia (AML). Company scientists had worked with PD-616 in the laboratory for many years studying its ability to convert cancer cells to normal cells, a process called differentiation. It was also observed in some instances to cause cancer cell death. These observations were the basis of the proposal to test PD-616 in relapsed AML patients in China and later in the US and resulted in findings that were sufficiently encouraging to support further interest in this drug to treat AML. During the course of these preliminary clinical studies PD-616 was found to be extremely potent in causing a marked and favorable increase in white blood cells (WBC) in blood, key elements in fighting infections. These results were also observed in cancer patients whose WBC were depleted due to the toxic effects of chemotherapeutic drugs used during the course of their therapy.

Clinical Studies in Acute Myelocytic Leukemia

Based on the known properties of PD-616, it was first administered in a pilot study in China, either alone or in combination with standard drugs, and caused temporary remission of AML in some patients’ refractory to standard therapy. Several patients recovered sufficiently with PD-616 treatment to return to their normal occupations, symptom-free. Interest in these findings led to a Phase 1 investigator-sponsored trial in 35 patients by a leading oncologist at a leading cancer hospital in New Jersey, the University of Medicine and Dentistry of New Jersey (UMDNJ). This study determined the maximum tolerated dose of PD-616 and described its relatively mild side effects. The results of this Phase 1 trial led to interest by the same investigator to initiate a Phase 2 study. The use of PD-616 in treatment of refractory AML is expected to qualify for a “fast track” designation at the United States Food and Drug Administration (FDA), and the Company expects to apply for “orphan drug” status. An “orphan drug” is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an orphan disease. The Company’s clinical plans are expected to result in completion of the required clinical studies in 2016 and provide a basis for market approval for the treatment of AML. The Company estimates the budget for reaching market approval for the treatment of AML to be $40 million. However, should the Company be able to obtain “orphan drug” status from the FDA, that timeline could be accelerated to 2015 and budget reduced to $20 million. All plans are subject to the Company obtaining adequate financing, or partnering with a third party, to fund the cost of the studies. The Company cannot provide any assurances that it will be able to obtain such financing or partnering arrangement.

Clinical Results in Elevation of White Blood Cells

Clinical studies in over 100 cancer patients demonstrated the potent ability of PD-616 to stimulate the production of white blood cells (WBC) and neutrophils. Both the treatments for various diseases and the disease themselves can result in extremely low numbers of these elements. Their elevation is essential to prevent post-treatment infections common to these patients. In comparative studies in animals, PD-616 is significantly more potent than marketed drugs used for this purpose. The effect of PD-616 on the elevation of these and other blood elements will be measured during treatment of AML.

Market Opportunities

AML

It is estimated that 40,000 people in the US have AML and an additional 14,000 are diagnosed annually with a yearly death rate of over 10,000. Based on this incidence, the potential market for PD-616 for the treatment of AML is approximately $1 to 2 billion peak sales annually in the US and more than $5 billion worldwide.

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White Blood Cell

Currently marketed drugs for elevating key infection-fighting blood elements are used in supportive cancer care, inflammation, nephrology and bone disease. In 2012, this market exceeded $3 billion. The clinical use of PD-616 for these purposes is expected to have several key therapeutic advantages over marketed drugs, along with a clean safety profile and observed high efficacy is expected to result in a 15 to 30 percent market share and peak annual sales of $0.5 to $1 billion. Amgen would be the Company’s largest competitor in this market.

Patent

The Company has been assigned United States Patent No. 6,063,814, entitled “Phorbol esters as anti-neoplastic and white blood cell elevating agents,” and utility patent application titled “Compositions and Methods of Use Of Phorbol Esters For The Treatment of Neoplasms (Acute Myeloid Leukemia).” The patent is intended to provide the Company with exclusive rights to the use of intravenous PD-616 for therapeutic purposes. Provided that the Company can obtain additional funding, the Company intends to expand its patents through the addition of indications for use and adding protection in appropriate countries.

Our Employees

We have one full time employee and five consultants as of the date of this Current Report.

Government Regulations

The research, pre-clinical development, clinical trials, product manufacturing and marketing which may be conducted by the Company is subject to regulation by the FDA and similar health authorities in foreign countries. The proposed products and technologies of the Company also may be subject to certain other federal, state and local government regulations, including, without limitation, the Federal Food, Drug and Cosmetic Act, and their state, local and foreign counterparts. Although there can be no such assurance, the Company does not believe that compliance with such laws and regulations has, nor is presently expected to have, a material adverse effect on the business of the Company. However, the Company cannot predict the extent of the adverse effect on its business or the financial and other cost that might result from any government regulations arising out of future legislative, administrative or judicial action.

Generally, the steps required before a pharmaceutical or therapeutic biological agent may be marketed in the United States include: (i) pre-clinical laboratory tests, in vivo pre-clinical studies in animals, toxicity studies and formulation studies; (ii) the submission to the FDA of an IND application for human clinical testing, that must become effective before human clinical trials commence; (iii) adequate and well-controlled human clinical trials to establish the safety and efficacy of the drug; (iv) the submission of a marketing application to the FDA; and (v) FDA approval of the marketing application prior to any commercial sale or shipment of the drug.

Pre-clinical studies include laboratory evaluation of the product, conducted under Good Laboratory Practice (GLP) regulations, and animal studies to assess the pharmacological activity and the potential safety and effectiveness of the drug. The results of the pre-clinical studies are submitted to the FDA in the IND. Unless the FDA objects to an IND, it becomes effective 30 days following submission and the clinical trial described in the IND may then begin.

Every clinical trial must be conducted under the review and oversight of an institutional review board (IRB) at each institution participating in the trial. The IRB evaluates, among other things, ethical factors, the safety of human subjects, and the possible liability of the institution.

Clinical trials are typically conducted in three sequential phases, although the phases may overlap. Phase I represents the initial introduction of the drug to a small group of healthy subjects to test for safety, dosage tolerance, and the essential characteristics of the drug. Phase II involves studies in a limited number of patients to test the safety and efficacy of the drug at different dosages. Phase III trials involve large-scale evaluation of safety and effectiveness, usually (though not necessarily) in comparison with placebo or an existing treatment.

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The results of the pre-clinical and clinical trials are submitted to the FDA as part of an application to market the drug. The marketing application also includes information pertaining to the chemistry, formulation, manufacture of the drug and each component of the final product. The FDA review of a marketing application takes from one to two years on average to complete, though reviews of treatments for cancer and other life-threatening diseases may be accelerated. However, the process may take substantially longer if the FDA has questions or concerns about a product. Following review, the FDA may ultimately decide that an application does not satisfy regulatory and statutory criteria for approval. In some cases, the FDA may approve a product but require additional clinical tests following approval (i.e., Phase IV).

In addition to obtaining FDA approval for each product, each domestic drug manufacturing establishment must be registered with, and approved by, the FDA. Domestic manufacturing establishments are subject to inspections by the FDA and must comply with Good Manufacturing Practice ("GMP"). To supply products for use in the United States, foreign manufacturing establishments must comply with GMP and are subject to periodic inspection by the FDA or by corresponding regulatory agencies in such countries under reciprocal agreements with the FDA.

If marketing approval of any Company product is granted, the Company must continue to comply with FDA requirements not only for manufacturing, but also for labeling, advertising, record keeping, and reporting to the FDA of adverse experiences and other information. In addition, the Company must comply with federal and state health care anti-kickback laws and other health care fraud and abuse laws that affect the marketing of pharmaceuticals. Failure to comply with applicable laws and regulations could subject the Company to administrative or judicial enforcement actions, including but not limited to product seizures, injunctions, civil penalties, criminal prosecution, refusals to approve new products or withdrawal of existing approvals, as well as increased product liability exposure, any of which could have a material adverse effect on tile company's business, financial condition, or results of operations.

For clinical investigation and marketing outside the United States, the Company also is subject to foreign regulatory requirements governing human clinical trials and marketing approval for drugs. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary widely for European countries both within and outside the European Community ("EU"). Outside the United States, the Company's ability to market a product is contingent upon receiving a marketing authorization from the appropriate regulatory authority. At present, foreign marketing authorizations are applied for at a national level, although within the EU certain registration procedures are available to companies wishing to market their products in more than one EU member state. If the regulatory authority is satisfied that adequate evidence of safety, quality and efficacy has been presented, a marketing authorization will be granted. The system for obtaining marketing authorizations within the EU registration system is a dual one in which certain products, such as biotechnology and high technology products and those containing new active substances, will have access to a central regulatory system that provides registration throughout the entire EU. Other products will be registered by national authorities in individual EU member states, operating on a principle of mutual recognition. This foreign regulatory approval process includes, at least, all of the risks associated with FDA approval set forth above. The Company could possibly have greater difficulty in obtaining any such approvals and also might find it more difficult to protect its intellectual property abroad.

Compliance with Environmental Laws

The Company's business may be subject to regulation under federal, state, local, and foreign laws regarding environmental protection and hazardous substance control. The Company believes that its compliance with these laws will have no adverse impact upon its capital expenditures, earnings or competitive position. Federal, state and foreign agencies and legislative bodies have expressed interest in the further environmental regulation of the biotechnology industry. The Company is unable to estimate the extent and impact of such, if any, future federal, state, local legislation or administrative environmental action.

Backlog

We do not have any order backlog as of the date of this Current Report.

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Seasonality

We do not expect that our business will experience any seasonality.

Properties

Our corporate headquarters are located at 9595 Wilshire Blvd., Suite 900, Beverley Hills, California 90212.

Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this Current Report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the above section entitled "Forward-Looking Statements" for a discussion of what types of statements are forward-looking statements as well as the significance of such statements in the context of this report.

Risks Related To Our Business

We are a development stage company and may never commercialize any of our products or services or earn a profit. Prior to July 18, 2013, our Company was a “shell” company with no or nominal operations. The Company recently became funded and commenced operations. We are a development stage company in the business of developing treatments for Acute Myelogenous Leukemia (AML) and the elevation of white blood cells. We currently have no products ready for commercialization, have not generated any revenue from operations and expect to incur substantial net losses for the foreseeable future to further develop and commercialize our technology. We cannot predict the extent of these future net losses, or when we may attain profitability, if at all. If we are unable to generate significant revenue from our technology or attain profitability, we will not be able to sustain operations. Because of the numerous risks and uncertainties associated with developing and commercializing our technology, we are unable to predict the extent of any future losses or when we will become profitable, if ever. We may never become profitable and you may never receive a return on an investment in our common stock. An investor in our common stock must carefully consider the substantial challenges, risks and uncertainties inherent in the attempted development and commercialization of medical treatments. We may never successfully commercialize our technology, and our business may fail.

We will need to raise substantial additional capital to commercialize our technology, and our failure to obtain funding when needed may force us to delay, reduce or eliminate our product development programs or collaboration efforts. As of the date of this Current Report, we have limited cash resources.  Due to our expectation that we will continue to incur losses in the future, we will be required to raise additional capital to complete the development and commercialization of our technology. During the next 12 months and potentially thereafter, we will have to raise additional funds to continue the development and commercialization of our technology. When we seek additional capital, we may seek to sell additional equity and/or debt securities or to obtain a credit facility, which we may not be able to do on favorable terms, or at all. Our ability to obtain additional financing will be subject to a number of factors, including market conditions, our operating performance and investor sentiment. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue the development and/or commercialization of one or more of our technologies, restrict our operations or obtain funds by entering into agreements on unattractive terms.

Our ability to successfully commercialize our technology will depend largely upon the extent to which third-party payors reimburse the costs for our treatment in the future. Physicians and patients may decide not to order our products unless third-party payors, such as managed care organizations as well as government payors such as Medicare and Medicaid pay a substantial portion of the price of the treatment. Reimbursement by a third-party payor may depend on a number of factors, including a payor’s determination that our product candidates are:

  not experimental or investigational;
  effective;
  medically necessary;
  appropriate for the specific patient;
  cost-effective;
  supported by peer-reviewed publications; and
  included in clinical practice guidelines.
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  Market acceptance, sales of products based upon our technology, and our profitability may depend on reimbursement policies and health care reform measures. Several entities conduct technology assessments of medical treatments and provide the results of their assessments for informational purposes to other parties. These assessments may be used by third-party payors and health care providers as grounds to deny coverage for a treatment or procedure. The levels at which government authorities and third-party payors, such as private health insurers and health maintenance organizations, may reimburse the price patients pay for such products could affect whether we are able to commercialize our products. Our technology may receive negative assessments that may impact our ability to receive reimbursement of the treatment. Since each payor makes its own decision as to whether to establish a policy to reimburse a treatment, seeking these approvals may be a time-consuming and costly process. We cannot be sure that reimbursement in the U.S. or elsewhere will be available for any of our products in the future. If reimbursement is not available or is limited, we may not be able to commercialize our products.

  If we are unable to obtain reimbursement approval from private payors and Medicare and Medicaid programs for our product candidates, or if the amount reimbursed is inadequate, our ability to generate revenues could be limited. Even if we are being reimbursed, insurers may withdraw their coverage policies or cancel their contracts with us at any time, stop paying for our treatment or reduce the payment rate for our treatment, which would reduce our revenue.

  The commercial success of our product candidates will depend upon the degree of market acceptance of these products among physicians, patients, health care payors and the medical community. The use of our treatment technology has never been commercialized for any indication. Even if approved for sale by the appropriate regulatory authorities, physicians may not order treatment based upon out technology, in which event we may be unable to generate significant revenue or become profitable. Acceptance of our technology will depend on a number of factors including:

    acceptance of products based upon our technology by physicians and patients;
    successful integration into clinical practice;
    adequate reimbursement by third parties;
    cost effectiveness;
    potential advantages over alternative treatments; and
    relative convenience and ease of administration.

  We will need to make leading physicians aware of the benefits of using our technology through published papers, presentations at scientific conferences and favorable results from our clinical studies. In addition, we will need to gain support from thought leaders who believe that our treatment will provide superior results. Ideally, we will need these individuals to publish support papers and articles which will be necessary to gain acceptance of our products. There is no guarantee that we will be able to obtain this support. Our failure to be successful in these efforts would make it difficult for us to convince medical practitioners to order our treatment for their patients and consequently our revenue and profitability will be limited.

  If our potential treatments are unable to compete effectively with current and future treatments targeting similar markets as our potential products, our commercial opportunities will be reduced or eliminated. The medical treatment industry for AML and stroke is intensely competitive and characterized by rapid technological progress. In each of our potential product areas, we face significant competition from large biotechnology, medical diagnostic and other companies. The technologies associated with the medical industry are evolving rapidly and there is intense competition within such industry. Certain companies have established technologies that may be competitive to our technology and any future products that we develop. Some of these competing companies may use different approaches or means to obtain results, which could be more effective or less expensive than our treatments. Moreover, these and other future competitors have or may have considerably greater resources than we do in terms of technology, sales, marketing, commercialization and capital resources. These competitors may have substantial advantages over us in terms of research and development expertise, experience in clinical studies, experience in regulatory issues, brand name exposure and expertise in sales and marketing as well as in operating central laboratory services. Many of these organizations have financial, marketing and human resources greater than ours. Therefore, there can be no assurance that we can successfully compete with present or potential competitors or that such competition will not have a materially adverse effect on our business, financial position or results of operations.

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  Since our technology is under development, we cannot predict the relative competitive position of any product based upon the technology. However, we expect that the following factors will determine our ability to compete effectively: safety and efficacy; product price; turnaround time; ease of administration; performance; reimbursement; and marketing and sales capability.

  If our clinical studies do not prove the superiority of our technologies, we may never sell our products and services. The results of our clinical studies may not show that treatment results using our technology are superior to existing treatment. In that event, we will have to devote significant financial and other resources to further research and development, and commercialization of products using our technologies will be delayed or may never occur.

  If we do not receive regulatory approvals, we may not be able to develop and commercialize our technology. We will need FDA approval to market products based on our technology in the United States and approvals from foreign regulatory authorities to market products based on our technology outside the United States. We have not yet filed an application with the FDA to obtain approval to market any of our proposed products. If we fail to obtain regulatory approval for the marketing of products based on our technology, we will be unable to sell such products and will not be able to sustain operations. The regulatory review and approval process, which may include evaluation of preclinical studies and clinical trials of products based on our technology, as well as the evaluation of manufacturing processes and contract manufacturers’ facilities, is lengthy, expensive and uncertain. Securing regulatory approval for products based upon our technology may require the submission of extensive preclinical and clinical data and supporting information to regulatory authorities to establish such products’ safety and effectiveness for each indication. We have limited experience in filing and pursuing applications necessary to gain regulatory approvals.

  Regulatory authorities generally have substantial discretion in the approval process and may either refuse to accept an application, or may decide after review of an application that the data submitted is insufficient to allow approval of any product based upon our technology. If regulatory authorities do not accept or approve our applications, they may require that we conduct additional clinical, preclinical or manufacturing studies and submit that data before regulatory authorities will reconsider such application. We may need to expend substantial resources to conduct further studies to obtain data that regulatory authorities believe is sufficient. Depending on the extent of these studies, approval of applications may be delayed by several years, or may require us to expend more resources than we may have available. It is also possible that additional studies may not suffice to make applications approvable. If any of these outcomes occur, we may be forced to abandon our applications for approval, which might cause us to cease operations.

  If we are unable to protect our intellectual property effectively, we may be unable to prevent third parties from using our technologies, which would impair our competitive advantage. We will rely on patent protection as well as a combination of copyright and trade secret protection, and other contractual restrictions to protect our proprietary technologies, all of which provide limited protection and may not adequately protect our rights or permit us to gain or keep any competitive advantage. If we fail to protect our intellectual property, we will be unable to prevent third parties from using our technologies and they will be able to compete more effectively against us. We cannot assure you that the patent issued to us will not be challenged, invalidated or held unenforceable. We cannot guarantee you that we will be successful in defending challenges made in connection with our patent and any future patent applications. In addition to our patent and any future patent applications, we will rely on contractual restrictions to protect our proprietary technology. We will require our employees and third parties to sign confidentiality agreements and employees to also sign agreements assigning to us all intellectual property arising from their work for us. Nevertheless, we cannot guarantee that these measures will be effective in protecting our intellectual property rights.

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  We may incur substantial costs as a result of litigation or other proceedings relating to patent and other intellectual property rights and we may be unable to protect our rights to, or use, our technology. Third parties may challenge the validity of our patent and other intellectual property rights, resulting in costly litigation or other time-consuming and expensive proceedings, which could deprive us of valuable rights. If we become involved in any intellectual property litigation, interference or other judicial or administrative proceedings, we will incur substantial expenses and the diversion of financial resources and technical and management personnel. An adverse determination may subject us to significant liabilities or require us to seek licenses that may not be available from third parties on commercially favorable terms, if at all. Further, if such claims are proven valid, through litigation or otherwise, we may be required to pay substantial financial damages, which can be tripled if the infringement is deemed willful, or be required to discontinue or significantly delay development, marketing, selling and licensing of the affected products and intellectual property rights.

  Our competitors may have filed, and may in the future file, patent applications covering technology similar to ours. Any such patent application may have priority over our patent applications and could further require us to obtain rights to issued patents covering such technologies. There may be third-party patents, patent applications and other intellectual property relevant to our potential products that may block or compete with our products or processes. If another party has filed a United States patent application on inventions similar to ours, we may have to participate in an interference proceeding declared by the United States Patent and Trademark Office to determine priority of invention in the United States. The costs of these proceedings could be substantial, and it is possible that such efforts would be unsuccessful, resulting in a loss of our United States patent position with respect to such inventions. In addition, we cannot assure you that we would prevail in any of these suits or that the damages or other remedies if any, awarded against us would not be substantial. Claims of intellectual property infringement may require us to enter into royalty or license agreements with third parties that may not be available on acceptable terms, if at all. We may also become subject to injunctions against the further development and use of our technology, which would have a material adverse effect on our business, financial condition and results of operations. Some of our competitors may be able to sustain the costs of complex patent litigation more effectively than we can because they have substantially greater resources. In addition, any uncertainties resulting from the initiation and continuation of any litigation could have a material adverse effect on our ability to raise the funds necessary to continue our operations.

  Our financial statements have been prepared assuming that the Company will continue as a going concern. We have generated losses to date and have limited working capital. These factors raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from this uncertainty. The report of our independent registered public accounting firm included an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern in their audit report included herein. If we cannot generate the required revenues and gross margin to achieve profitability or obtain additional capital on acceptable terms, we will need to substantially revise our business plan or cease operations and an investor could suffer the loss of a significant portion or all of his investment in our Company.

  We do not expect to pay dividends for the foreseeable future, and we may never pay dividends and, consequently, the only opportunity for investors to achieve a return on their investment is if a trading market develops and investors are able to sell their shares for a profit or if our business is sold at a price that enables investors to recognize a profit.  We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends for the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. In addition, our ability to pay dividends on our common stock may be limited by state law. Accordingly, we cannot assure investors any return on their investment, other than in connection with a sale of their shares or a sale of our business. At the present time there is a limited trading market for our shares. Therefore, holders of our securities may be unable to sell them. We cannot assure investors that an active trading market will develop or that any third party will offer to purchase our business on acceptable terms and at a price that would enable our investors to recognize a profit.

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  Corporate And Other Risks

  Limitations on director and officer liability and indemnification of our Company’s officers and directors by us may discourage stockholders from bringing suit against an officer or director. Our Company’s certificate of incorporation and bylaws provide, with certain exceptions as permitted by governing state law, that a director or officer shall not be personally liable to us or our stockholders for breach of fiduciary duty as a director, except for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or unlawful payments of dividends. These provisions may discourage stockholders from bringing suit against a director for breach of fiduciary duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against a director.

  We are responsible for the indemnification of our officers and directors. Should our officers and/or directors require us to contribute to their defense, we may be required to spend significant amounts of our capital. Our certificate of incorporation and bylaws also provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of our Company. This indemnification policy could result in substantial expenditures, which we may be unable to recoup. If these expenditures are significant, or involve issues which result in significant liability for our key personnel, we may be unable to continue operating as a going concern.

  Certain provisions of our Certificate of Incorporation may make it more difficult for a third party to effect a change-of-control. Our certificate of incorporation authorizes the Board of Directors to issue up to 10,000,000 shares of preferred stock. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors without further action by the stockholders. These terms may include preferences as to dividends and liquidation, conversion rights, redemption rights and sinking fund provisions. The issuance of any preferred stock could diminish the rights of holders of our common stock, and therefore could reduce the value of such common stock. In addition, specific rights granted to future holders of preferred stock could be used to restrict our ability to merge with, or sell assets to, a third party. The ability of the Board of Directors to issue preferred stock could make it more difficult, delay, discourage, prevent or make it more costly to acquire or effect a change-in-control, which in turn could prevent our stockholders from recognizing a gain in the event that a favorable offer is extended and could materially and negatively affect the market price of our common stock.

  The issuance of Preferred Stock to our Chief Executive Officer provides him with voting control which may limit your ability and the ability of our other stockholders, whether acting alone or together, to propose or direct the management or overall direction of our Company. Our Chief Executive Officer has 6,000,000 shares of Preferred Stock which provide him with 100 to 1 voting rights over shares of common stock. This ownership provides him with voting control over matters which require shareholder approval. This concentration of voting power could discourage or prevent a potential takeover of our Company that might otherwise result in an investor receiving a premium over the market price for his shares. If you acquire shares of our common stock, you may have no effective voice in the management of our Company.  Such concentrated control of our Company may adversely affect the price of our common stock. Our principal stockholders may be able to control matters requiring approval by our stockholders, including the election of directors, mergers or other business combinations. Such concentrated control may also make it difficult for our stockholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require stockholder approval. These provisions could also limit the price that investors might be willing to pay in the future for shares of our common stock.

  A third party seller may contribute additional assets to the Company in exchange for additional shares of Company common stock resulting in dilution to the other shareholders. As part of the Assignment Agreement discussed above, Rich Pharmaceuticals and Richard L. Chang’s Holdings shall have the option at any time after November 1, 2013 and before November 1, 2014, to assign to the Company their interest in the patents and intellectual property related to Hodgkin’s Lymphoma in consideration for us issuing our Chief Executive Officer restricted shares of our common stock. This issuance of shares would dilute the ownership interest of our stockholders. This agreement could also limit the price that investors might be willing to pay in the future for shares of our common stock.

  Ownership of our patent and intellectual property may revert back to the seller if financing is not obtained. The Assignment Agreement also provides that if we are unable to raise $400,000 pursuant to the terms of the Assignment Agreement, then the patent and assets assigned by Rich Pharmaceuticals and Richard L. Chang’s Holdings may revert back to them. Should the patent and assets revert back to them, the Company will not have any assets and investors in our common stock could lose all or substantial portion of their investment. This agreement could also limit the price that investors might be willing to pay in the future for shares of our common stock.

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  We are dependent for our success on a few key individuals.  Our success depends on the skills, experience and performance of key members of our management team.  Each of those individuals may voluntarily terminate his relationship with the Company at any time. Were we to lose one or more of these key individuals, we would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of our business plan and the diversion of limited working capital. We do not maintain a key man insurance policy on any of our executive officers.

  Capital Market Risks

  Our common stock is not traded, so you may be unable to sell your shares to raise money or otherwise desire to liquidate your shares. There is no trading activity in our stock as of the date of this Current Report. We cannot give you any assurance that an active public trading market for our common stock will develop or be sustained. Even if we can begin trading on the OTC Markets or OTC Bulletin Board, the trading volume may be very limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTC stocks and certain major brokerage firms restrict their brokers from recommending OTC stocks because they are considered speculative, volatile, thinly traded and the market price of the common stock may not accurately reflect the underlying value of our Company.  If we begin trading, the market price of our common stock could be subject to wide fluctuations in response to quarterly variations in our revenues and operating expenses, announcements of new products or services by us, significant sales of our common stock, including “short” sales, the operating and stock price performance of other companies that investors may deem comparable to us, and news reports relating to trends in our markets or general economic conditions.

  The application of the “penny stock” rules to our common stock could limit the trading and liquidity of the common stock, adversely affect the market price of our common stock and increase your transaction costs to sell those shares.  If our common stock begins trading, as long as the trading price of our common stock is below $5 per share, the open-market trading of our common stock will be subject to the “penny stock” rules, unless we otherwise qualify for an exemption from the “penny stock” definition. The “penny stock” rules impose additional sales practice requirements on certain broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). These regulations, if they apply, require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser’s written agreement to a transaction prior to sale. These regulations may have the effect of limiting the trading activity of our common stock, reducing the liquidity of an investment in our common stock and increasing the transaction costs for sales and purchases of our common stock as compared to other securities. The stock market in general and the market prices for penny stock companies in particular, have experienced volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the price of our stock, regardless of our operating performance.  Stockholders should be aware that, according to Securities and Exchange Commission (“SEC”) Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include 1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; 2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; 3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; 4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and 5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The occurrence of these patterns or practices could increase the volatility of our share price.

  We may not be able to attract the attention of major brokerage firms, which could have a material adverse impact on the market value of our common stock. Security analysts of major brokerage firms may not provide coverage of our common stock since there is no incentive to brokerage firms to recommend the purchase of our common stock. The absence of such coverage limits the likelihood that an active market will develop for our common stock. It will also likely make it more difficult to attract new investors at times when we require additional capital.

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  We may be unable to list our common stock on NASDAQ or on any securities exchange. Although we may apply to list our common stock on NASDAQ or the American Stock Exchange in the future, we cannot assure you that we will be able to meet the initial listing standards, including the minimum per share price and minimum capitalization requirements, or that we will be able to maintain a listing of our common stock on either of those or any other trading venue. If our common stock begins trading, until such time as we would qualify for listing on NASDAQ, the American Stock Exchange or another trading venue, our common stock would trade on OTC Markets or OTC Bulletin Board or another over-the-counter quotation system where an investor may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock. In addition, rules promulgated by the SEC impose various practice requirements on broker-dealers who sell securities that fail to meet certain criteria set forth in those rules to persons other than established customers and accredited investors.  Consequently, if our common stock begins trading, these rules may deter broker-dealers from recommending or selling our common stock, which may further affect the liquidity of our common stock. It would also make it more difficult for us to raise additional capital.

  Future sales of our equity securities could put downward selling pressure on our securities, and adversely affect the stock price. There is a risk that this downward pressure may make it impossible for an investor to sell his or her securities at any reasonable price, if at all. Future sales of substantial amounts of our equity securities in the public market, or the perception that such sales could occur, could put downward selling pressure on our securities, and adversely affect the market price of our common stock.

  Financial Information

  The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on July 1, 2013 for its years ended March 31, 2013 and 2012, and under the heading Management’s Discussion and Analysis of Financial Condition and Results of Operations.

  Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth the beneficial ownership of our voting capital stock by each of our officers and directors, by each person known by us to beneficially own more than 5% of voting capital stock and by officers and directors as a group.  Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 6,993,108 shares of voting capital stock issued and outstanding on July 18, 2013.

Name and address of beneficial owner	Amount of Beneficial Ownership	Approximate Percent of Class of Common Stock

Officer and Directors

Ben Chang 312 North Mansfield Avenue Los Angeles, California 90036	6,074,483	86%
Total Officers and Directors(1 person)	6,074,483	86%

5% shareholders

NONE

  There are no arrangements known to us, the operation of which may, at a subsequent date, result in a change in control.

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  Directors and Executive Officers

  The following table sets forth certain information, as of July 24, 2013, with respect to our sole officer and director.

Name	Age	Principal Positions With Us
Ben Chang	49	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

  Business Experience

  Ben Chang was appointed as our President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director on July 18, 2013. Mr. Chang founded Rich Pharmaceuticals in January 2013. From October 2006 until January 2013, Mr. Chang served as the Chief Financial Officer and subsequently President and Chief Operating Officer of Biosuccess Biotech Co. LTD., a biopharmaceutical company based in Los Angeles, California. During his tenure at Biosuccess, his responsibilities included arranging and leading all corporate and financial operations in North America. Mr. Chang started his life-science career as co-founder of Sun-Rich Chemicals, a product development and distribution organization for nutraceuticals. Mr. Chang has over 25 years of pharmaceutical and executive level experience. Mr. Chang also has experience in international banking, venture capital acquisition, finance, and organizational design and operations. Mr. Chang has a Bachelor of Science Degree in Economics from East Carolina University where he focused on accounting and international business.

  Family Relationships

  There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

  Involvement in Certain Legal Proceedings

  During the past 10 years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Future Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

  Term of Office

  Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board, absent an employment agreement.

  Executive Compensation

  The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on July 1, 2013, under the heading Executive Compensation.

  The manner and amount of compensation for the above-referenced new officer and director has not yet been determined.

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  Certain Relationship and Related Transactions, and Director Independence

  Other than the transactions described below (or with respect to which such information is omitted in accordance with SEC regulations), since February 29, 2012 there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

  On July 19, 2013, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our prior officer and directors, Li Deng Ke and Xiong Chao Jun. Pursuant to the Agreement, we transferred all assets and business operations associated with our boiler business to Messrs. Ke and Jun. In exchange, Messrs. Ke and Jun agreed to assume and cancel all liabilities relating to our former business, including shareholder and officer loans amounting to $24,318.

  On July 18, 2013, we entered into a Memorandum of Understanding and Asset Assignment Agreement (the “Assignment Agreement”) with Rich Pharmaceuticals and Richard L. Chang’s Holdings, LLC to acquire certain assets including United States Patent No. 6,063,814 entitled “Phorbol esters as anti-neoplastic and white blood cell elevating agents” and all related intellectual property associated with the patent. In consideration for the newly acquired assets, we agreed to issue Rich Pharmaceuticals 198,625 shares of our common stock and to issue Ben Chang 6,000,000 of our newly created Series A Preferred Stock with super voting rights. We further agreed to use our best efforts to complete a financing resulting in proceeds of at least US$2,000,000. If we are unable to raise $400,000 according to the terms of the Assignment Agreement, the assets revert back to Rich Pharmaceuticals and Richard L. Chang’s Holdings.

  As part of the Assignment Agreement, Rich Pharmaceuticals and Richard L. Chang’s Holdings shall have the option at any time after November 1, 2013 and before November 1, 2014, to assign to us any and all interest these companies have in the indication, patents and intellectual property related to Hodgkin’s Lymphoma in consideration for us issuing to Ben Chang: (i) 476,820 restricted shares of our common stock; and (i) 1.0408 restricted shares of our common stock for each one share of our restricted common stock issued by us prior to the date which we receive notice of intent to exercise the option, adjusted for any stock split we happen to undertake. Our Chief Executive Officer, Ben Chang, is the sole owner of Rich Pharmaceuticals, Inc., and is the son of Richard L. Chang, the sole member and manager of Richard L. Chang’s Holdings LLC.

  Legal Proceedings

  The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on July 1, 2013, under the heading Legal Proceedings.

  Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

  The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on July 1, 2013, under the heading Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

  Description of Registrant’s Securities

  Our authorized capital stock consists of 90,000,000 shares of common stock, with a par value of $0.001 per share, and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. As of July 18, 2013, there were 993,108 shares of our common stock and 6,000,000 shares of our Series A Preferred Stock issued and outstanding. Our shares are held by eighteen (18) stockholders of record.

  Common Stock

  Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

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  Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

  Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

  In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

  Preferred Stock

  Our board of directors is authorized by our articles of incorporation to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

1.	The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2.	The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.	Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.	Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5.	Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.	Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.	Any other relative rights, preferences and limitations of that series

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  Series A Preferred Stock

  On July 18, 2013, we designated from our 10,000,000 authorized shares of preferred stock, par value $0.001 per share, 6,000,000 shares of Series A Preferred Stock. The shares of Series A Preferred Stock have super voting rights of 100 votes per share and vote with shares of our common stock as a single class.

  Provisions in Our Articles of Incorporation and By-Laws That Would Delay, Defer or Prevent a Change in Control

  Our articles of incorporation authorize our board of directors to issue a class of preferred stock commonly known as a "blank check" preferred stock. Specifically, the preferred stock may be issued from time to time by the board of directors as shares of one (1) or more classes or series. Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to adopt resolutions; to issue the shares; to fix the number of shares; to change the number of shares constituting any series; and to provide for or change the following: the voting powers; designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following: dividend rights, including whether dividends are cumulative; dividend rates; terms of redemption, including sinking fund provisions; redemption prices; conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock.

  In each such case, we will not need any further action or vote by our shareholders. One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

  Dividend Policy

  We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

  Share Purchase Warrants

  We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

  Options

  We have not issued and do not have outstanding any options to purchase shares of our common stock.

  Convertible Securities

  We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

  Nevada Anti-Takeover Laws

  Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

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  Indemnification of Directors and Officers

  Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

  Under the governing Nevada statutes, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation. Our articles of incorporation do not contain any limiting language regarding director immunity from liability. Excepted from this immunity are:

1.	a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

2.	a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

3.	a transaction from which the director derived an improper personal profit; and

4.	willful misconduct.

  Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

1.	such indemnification is expressly required to be made by law;

2.	the proceeding was authorized by our Board of Directors;

3.	such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or;

4.	such indemnification is required to be made pursuant to the bylaws.

  Our bylaws provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the company, or is or was serving at the request of the company as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under our bylaws or otherwise.

  Our bylaws provide that no advance shall be made by us to an officer of the company, except by reason of the fact that such officer is or was a director of the company in which event this paragraph shall not apply, in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the company.

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  Financial Statements and Supplementary Data

  The information required by this item is incorporated herein by reference to our Form 10-K, filed with the SEC on July 1, 2013, under the heading Financial Statements and Supplemental Data.

  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

  None

  Section 3 – Securities and Trading Markets

  Item 3.02 Unregistered Sales of Equity Securities

  The information contained in Item 2.01 above is incorporated by reference herein.

  The securities issued were issued to non-accredited and accredited investors (as defined in Rule 501 under Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”) in reliance on Rule 506 under the Securities Act, or were issued in offshore transactions (as defined in Rule 902 under Regulation S under the Securities Act) in reliance on Regulation S under the Securities Act, based upon representations made by the acquirers. Such securities have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

  Section 5 – Corporate Governance and Management

  Item 5.01 Changes in Control of Registrant

  The information contained in Item 2.01 above is incorporated by reference herein.

  There are no arrangements or understandings among members of both former and new control groups and their associates with respect to election of directors or other matters.

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

  The information contained in Item 2.01 above is incorporated by reference herein.

  As heretofore indicated in Item 2.01, Sean Webster has resigned from all officer positions of our company and has been replaced by Ben Chang. Our officer and director as of July 18, 2013 is as follows:

Name	Age	Principal Positions With Us
Ben Chang	49	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

  Item 5.06 Change in Shell Company Status

  Following the consummation of the Assignment Agreement in Item 2.01 of this Current Report on Form 8-K, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

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  Section 9 – Financial Statements and Exhibits

  Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation, dated July 18, 2013
10.1	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated July 19, 2013
10.2	Assignment Agreement, dated July 18, 2013

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  NEPIA, INC.

  /s/ Ben Chang

  Ben Chang, Chief Executive Officer

  Date: July 24, 2013

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